Exhibit 99.1

RealPage Reports Q4 and Full Year 2012 Financial Results

  2012 Q4 Non-GAAP revenue increases 20.2% to $85.7 million
  2012 Q4 Non-GAAP on demand revenue increases 22.3% to $81.8 million
  2012 Q4 adjusted EBITDA increases 33.5% to $20.8 million
  2012 Q4 Non-GAAP earnings per share increases 40.0% to $0.14 per diluted share

CARROLLTON, Texas--(BUSINESS WIRE)--February 20, 2013--RealPage, Inc. (NASDAQ:RP), a leading provider of on-demand software and software-enabled services to the rental housing industry, today announced financial results for its fourth quarter and year ended December 31, 2012.

“2012 was a solid year of financial performance,” said Steve Winn, Chairman and CEO of Realpage. “It was also a year of investment, which helped us start to solidify our marketing solutions. 2013 will be a continuation of what we have done since we built this company: expand new units and cross-sell additional software and software-enabled services into our installed base.”

Fourth Quarter 2012 Financial Highlights

  Non-GAAP total revenue was $85.7 million, an increase of 20.2% year-over-year;
  Non-GAAP on demand revenue was $81.8 million, an increase of 22.3% year-over-year;
  Adjusted EBITDA was $20.8 million, an increase of 33.5% year-over-year;
  Non-GAAP net income was $10.2 million, or $0.14 per diluted share, a year-over-year increase of 42.7% and 40.0%, respectively; and
  GAAP net income was $3.7 million, or $0.05 per diluted share, compared to GAAP net income of $0.2 million, or $0.00 per diluted share, in the prior year quarter.

Full Year 2012 Financial Highlights

  Non-GAAP total revenue was $322.3 million, an increase of 24.6% year-over-year;
  Non-GAAP on demand revenue was $306.5 million, an increase of 27.6% year-over-year;
  Adjusted EBITDA was $73.3 million, an increase of 29.9% year-over-year;
  Non-GAAP net income was $34.9 million, or $0.47 per diluted share, a year-over-year increase of 37.1% and 30.6%, respectively; and
  GAAP net income was $5.2 million, or $0.07 per diluted share, compared to a GAAP net loss of $1.2 million, or $0.02 per diluted share, in the prior year quarter.

Financial Outlook

RealPage management expects to achieve the following results during its first quarter ended March 31, 2013:

  Non-GAAP total revenue is expected to be in the range of $88.0 million to $89.5 million;
  Adjusted EBITDA is expected to be in the range of $20.0 million to $21.0 million;
  Non-GAAP net income is expected to be in the range of $9.6 million to $10.2 million, or $0.13 to $0.14 per diluted share;
  Non-GAAP tax rate of approximately 40.0%; and
  Weighted average shares outstanding of approximately 75.6 million.

RealPage management expects to achieve the following results during its calendar year ended December 31, 2013:

  Non-GAAP total revenue is expected to be in the range of $382.0 million to $390.0 million;
  Adjusted EBITDA is expected to be in the range of $90.0 million to $93.0 million;
  Non-GAAP net income is expected to be in the range of $43.9 million to $45.7 million, or $0.57 to $0.60 per diluted share;
  Non-GAAP tax rate of approximately 40.0%; and
  Full year weighted average shares outstanding of approximately 76.7 million.

Please note that the above statements are forward looking and that Non-GAAP total revenue includes an adjustment for the effect of deferred revenue from acquired companies that is required to be written down for GAAP purposes under purchase accounting rules. In addition, the above statements also include the impact of acquisitions and exclude any costs resulting from the Yardi litigation (including settlement costs and related insurance litigation). Actual results may differ materially. Please reference the information under the caption "Non-GAAP Financial Measures" as part of this press release.

Conference Call and Webcast

The Company will host a conference call today at 5:00 p.m. EDT to discuss its financial results. Participants are encouraged to listen to the presentation via a live web broadcast at www.realpage.com on the Investor Relations section. In addition, a live dial-in is available domestically at 866-743-9666 and internationally at 760-298-5103. A replay will be available at 855-859-2056 or 404-537-3406, passcode 10159496, until March 2, 2013.

About RealPage

Located in Carrollton, Texas, a suburb of Dallas, RealPage provides on demand (also referred to as "Software-as-a-Service" or "SaaS") products and services to apartment communities and single family rentals across the United States. Its on demand product lines include OneSite® property management systems that automate the leasing, renting, management, and accounting of conventional, affordable, tax credit, student living, senior living and military housing properties; LeaseStar™ multichannel managed marketing that enables owners to originate, syndicate, manage and capture leads more effectively and at less overall cost; YieldStar® asset optimization systems that enable owners and managers to optimize rents to achieve the overall highest yield, or combination of rent and occupancy, at each property; Velocity™ billing and utility management services that increase collections and reduce delinquencies; LeasingDesk® risk mitigation systems that are designed to reduce a community's exposure to risk and liability; OpsTechnology® spend management systems that help owners manage and control operating expenses; and Compliance Depot™ vendor management and qualification services to assist a community in managing its compliance vendor program. Supporting this family of SaaS products is a suite of shared cloud services including electronic payments, document management, decision support and learning. Through its Propertyware subsidiary, RealPage also provides software and services to single-family rentals and low density, centrally-managed multifamily housing. For more information, call 1-87-REALPAGE or visit www.realpage.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains "forward-looking" statements relating to RealPage, Inc.'s expected, possible or assumed future results of operations, growth, expenditures, tax rates, outstanding shares and expansion of new units and cross-selling of additional software and software-enabled services into RealPage’s installed base. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the following: (a) the possibility that general economic conditions or uncertainty cause information technology spending, particularly in the rental housing industry, to be reduced or purchasing decisions to be delayed; (b) an increase in customer cancellations; (c) the inability to increase sales to existing customers and to attract new customers; (d) RealPage, Inc.'s failure to integrate acquired businesses and any future acquisitions successfully; (e) the timing and success of new product introductions by RealPage, Inc. or its competitors; (f) changes in RealPage, Inc.'s pricing policies or those of its competitors; (g) litigation; (h) inability to complete the integration of our LeaseStar products and deliver enhanced functionality on a timely basis; or (i) the discovery of facts and circumstances currently not available to management; and such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission ("SEC") by RealPage, including its Quarterly Report on Form 10-Q previously filed with the SEC on November 9, 2012, its Registration Statement on Form S-3ASR and related prospectus supplement previously filed with the SEC on September 13, 2012. All information provided in this release is as of the date hereof and RealPage undertakes no duty to update this information except as required by law.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures. These measures differ from GAAP in that they exclude amortization of intangible assets, stock-based compensation expenses, any impact related to the Yardi litigation (including settlement costs and related insurance litigation), acquisition-related deferred revenue adjustments, and acquisition related expenses (including any purchase accounting adjustments). Reconciliation tables comparing GAAP financial measures to non-GAAP financial measures are included at the end of this release.

We define Adjusted EBITDA as net (loss) income plus acquisition-related deferred revenue adjustment, depreciation and asset impairment, amortization of intangible assets, net interest expense, income tax expense (benefit), stock-based compensation expense, any impact related to Yardi litigation (including settlement costs and related insurance litigation), and acquisition-related expense.

We believe that the use of Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that:

  Adjusted EBITDA provides investors and other users of our financial information consistency and comparability with our past financial performance, facilitates period-to-period comparisons of operations and facilitates comparisons with our peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and
  it is useful to exclude certain non-cash charges, such as depreciation and asset impairment, amortization of intangible assets and stock-based compensation and non-core operational charges, such as acquisition-related expense and any impact related to the Yardi litigation (including settlement costs and related insurance litigation), from Adjusted EBITDA because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations and these expenses can vary significantly between periods as a result of new acquisitions, full amortization of previously acquired tangible and intangible assets or the timing of new stock-based awards, as the case may be.

We use Adjusted EBITDA in conjunction with traditional GAAP operating performance measures as part of our overall assessment of our performance, for planning purposes, including the preparation of our annual operating budget, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance.

We do not place undue reliance on Adjusted EBITDA as our only measure of operating performance. Adjusted EBITDA should not be considered as a substitute for other measures of liquidity or financial performance reported in accordance with GAAP. There are limitations to using non-GAAP financial measures, including that other companies may calculate these measures differently than we do, that they do not reflect our capital expenditures or future requirements for capital expenditures and that they do not reflect changes in, or cash requirements for, our working capital. We compensate for the inherent limitations associated with using Adjusted EBITDA measures through disclosure of these limitations, presentation of our financial statements in accordance with GAAP and reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, net (loss) income.

Condensed Consolidated Statements of Operations
For the Three and Twelve Months Ended December 31, 2012 and 2011
(unaudited, in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Revenue:
On demand	$81,771	$66,695	$306,400	$239,436
On premise	1,313	1,536	5,216	6,581
Professional and other	2,640	2,910	10,556	11,962
Total revenue	85,724	71,141	322,172	257,979
Cost of revenue(1)	33,204	28,924	128,562	108,155
Gross profit	52,520	42,217	193,610	149,824
Operating expense:
Product development(1)	12,852	11,945	48,177	43,441
Sales and marketing(1)	19,806	18,762	76,992	63,775
General and administrative(1)	12,199	10,195	56,993	40,798
Total operating expense	44,857	40,902	182,162	148,014
Operating income (loss)	7,663	1,315	11,448	1,810
Interest expense and other, net	(426)	(669)	(2,046)	(3,251)
Income (loss) before income taxes	7,237	646	9,402	(1,441)
Income tax expense (benefit)	3,515	405	4,219	(210)
Net income (loss)	$3,722	$241	$5,183	$(1,231)

Net income (loss) per share
Basic	$0.05	$0.00	$0.07	$(0.02)
Diluted	$0.05	$0.00	$0.07	$(0.02)
Weighted average shares used in computing net income (loss) per share
Basic	73,460	69,632	71,838	68,480
Diluted	74,960	72,287	74,002	68,480

(1)Includes stock-based compensation expense as follows:	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Cost of revenue	$718	$586	$2,806	$1,655
Product development	1,211	1,251	4,391	4,594
Sales and marketing	368	3,224	4,790	12,017
General and administrative	1,564	1,327	6,191	4,352
	$3,861	$6,388	$18,178	$22,618

Condensed Consolidated Balance Sheets
At December 31, 2012 and 2011
(unaudited, in thousands except share data)

	December 31, 2012	December 31, 2011
Assets
Current assets:
Cash and cash equivalents	$33,804	$51,273
Restricted cash	35,202	19,098
Accounts receivable, less allowance for doubtful accounts of $1,087 and $979 at December 31, 2012 and 2011, respectively	51,937	43,883
Deferred tax asset	-	272
Other current assets	6,541	10,232
Total current assets	127,484	124,758
Property, equipment and software, net	32,487	27,974
Goodwill	134,025	129,292
Identified intangible assets, net	104,640	112,308
Deferred tax asset	-	2,539
Other assets	3,561	3,194
Total assets	$402,197	$400,065
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$9,805	$12,218
Accrued expenses and other current liabilities	19,246	25,816
Current portion of deferred revenue	60,633	57,325
Deferred tax liability	2	-
Customer deposits held in restricted accounts	35,171	19,017
Total current liabilities	124,857	114,376
Deferred revenue	9,446	8,693
Deferred tax liability	10	-
Revolving credit facility	10,000	50,312
Other long-term liabilities	2,813	3,803
Total liabilities	147,126	177,184
Stockholders' equity:
Preferred stock, $0.001 par value, 10,000,000 shares authorized and zero shares issued and outstanding at December 31, 2012 and 2011, respectively	-	-
Common stock, $0.001 par value per share: 125,000,000 shares authorized, 77,012,925 and 73,115,779 shares issued and 75,826,615 and 72,701,571 shares outstanding at December 31, 2012 and 2011, respectively	77	73
Additional paid-in capital	347,203	316,964
Treasury stock, at cost: 1,186,310 and 414,208 shares at and December 31, 2012 and 2011, respectively	(6,323)	(3,138)
Accumulated deficit	(85,778)	(90,961)
Accumulated other comprehensive loss	(108)	(57)
Total stockholders' equity	255,071	222,881
Total liabilities and stockholders' equity	$402,197	$400,065

Condensed Consolidated Statements of Cash Flows
For the Three and Twelve Months Ended December 31, 2012 and 2011
(unaudited, in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Cash flows from operating activities:
Net income (loss)	$3,722	$241	$5,183	$(1,231)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	8,787	7,689	32,469	29,147
Deferred tax expense (benefit)	2,698	1,954	2,624	524
Stock-based compensation	3,861	6,388	18,178	22,618
Excess tax benefit from stock options	-	161	-	161
Loss on disposal of assets	181	-	568	398
Acquisition-related contingent consideration	(300)	(512)	(722)	(410)
Changes in assets and liabilities, net of assets acquired and liabilities assumed in business combinations:	(1,692)	3,606	112	(1,981)
Net cash provided by operating activities	17,257	19,527	58,412	49,226
Cash flows from investing activities:
Purchases of property, equipment and software, net	(3,173)	(5,365)	(18,774)	(16,147)
Acquisition of businesses, net of cash acquired	(2,693)	(3,414)	(22,184)	(91,231)
Intangible asset additions	(150)	(1,850)	(3,375)	(1,850)
Net cash used by investing activities	(6,016)	(10,629)	(44,333)	(109,228)
Cash flows from financing activities:
Stock issuance costs from public offerings	$-	$-	$-	$(775)
Payments on and proceeds from debt, net	(15,000)	(7,728)	(40,377)	(16,252)
Issuance of common stock	2,191	4,175	12,065	12,674
Excess tax benefit from stock options	-	(161)	-	(161)
Purchase of treasury stock	(797)	(1,397)	(3,185)	(2,180)
Net cash used in financing activities	(13,606)	(5,111)	(31,497)	(6,694)
Net decrease in cash and cash equivalents	(2,365)	3,787	(17,418)	(66,696)
Effect of exchange rate on cash	(51)	(5)	(51)	(41)
Cash and cash equivalents:
Beginning of period	36,220	47,491	51,273	118,010
End of period	$33,804	$51,273	$33,804	$51,273

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Twelve Months Ended December 31, 2012 and 2011
(unaudited, in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011

Revenue:	$85,724	$71,141	$322,172	$257,979
Acquisition related deferred revenue adjustment	3	186	89	706
Non-GAAP revenue	$85,727	$71,327	$322,261	$258,685

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Adjusted gross profit:
Gross profit	$52,520	$42,217	$193,610	$149,824
Acquisition related deferred revenue adjustment	3	186	89	706
Depreciation	1,598	1,615	6,515	6,052
Amortization of intangible assets	2,560	2,272	9,560	9,002
Stock-based compensation expense	718	586	2,806	1,655
Adjusted gross profit	$57,399	$46,876	$212,580	$167,239

Adjusted gross profit margin	67.0%	65.7%	66.0%	64.6%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Adjusted EBITDA:
Net income (loss)	$3,722	$241	$5,183	$(1,231)
Acquisition related deferred revenue adjustment	3	186	89	706
Depreciation, asset impairment and loss on disposal of asset	3,521	2,969	13,539	11,539
Amortization of intangible assets	5,447	4,720	19,498	18,006
Interest expense, net	426	669	2,160	2,868
Income tax expense (benefit)	3,515	405	4,219	(210)
Litigation-related expense	399	337	10,158	1,298
Stock-based compensation expense	3,861	6,388	18,178	22,618
Acquisition related (income) expense	(94)	(334)	(350)	865
Stock registration costs	7	-	675	-
Adjusted EBITDA	$20,807	$15,581	$73,349	$56,459

Adjusted EBITDA margin	24.3%	21.8%	22.8%	21.8%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Non-GAAP total product development:
Product development	$12,852	$11,945	$48,177	$43,441
Less: Amortization of intangible assets	-	-	-	-
Stock-based compensation expense	1,211	1,251	4,391	4,594
Non-GAAP total product development:	$11,641	$10,694	$43,786	$38,847

Non-GAAP total product development as % of non-GAAP revenue:	13.6%	15.0%	13.6%	15.0%

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Twelve Months Ended December 31, 2012 and 2011
(unaudited, in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Non-GAAP total sales and marketing:
Sales and marketing	$19,806	$18,762	$76,992	$63,775
Less: Amortization of intangible assets	2,887	2,448	9,938	9,004
Stock-based compensation expense	368	3,224	4,790	12,017
Non-GAAP total sales and marketing:	$16,551	$13,090	$62,264	$42,754

Non-GAAP total sales and marketing as % of non-GAAP revenue:	19.3%	18.4%	19.3%	16.5%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Non-GAAP total general and administrative:
General and administrative	$12,199	$10,195	$56,993	$40,798
Less: Acquisition related (income) expense	(94)	(334)	(350)	865
Stock-based compensation expense	1,564	1,327	6,191	4,352
Litigation related expense	399	337	10,158	1,298
Stock registration costs	7	-	675	-
Non-GAAP total general and administrative:	$10,323	$8,865	$40,319	$34,283

Non-GAAP total general and administrative as % of non-GAAP revenue:	12.0%	12.4%	12.5%	13.3%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Non-GAAP total operating expense:
Operating expense	$44,857	$40,902	$182,162	$148,014
Less: Amortization of intangible assets	2,887	2,448	9,938	9,004
Acquisition related (income) expense	(94)	(334)	(350)	865
Stock-based compensation expense	3,143	5,802	15,372	20,963
Litigation related expense	399	337	10,158	1,298
Stock registration costs	7	-	675	-
Non-GAAP total operating expense:	$38,515	$32,649	$146,369	$115,884

Non-GAAP total operating expense as % of non-GAAP revenue:	44.9%	45.8%	45.4%	44.8%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Non-GAAP operating income (loss):
Operating income (loss)	$7,663	$1,315	$11,448	$1,810
Acquisition related deferred revenue adjustment	3	186	89	706
Amortization of intangible assets	5,447	4,720	19,498	18,006
Stock-based compensation expense	3,861	6,388	18,178	22,618
Acquisition related (income) expense	(94)	(334)	(350)	865
Litigation related expense	399	337	10,158	1,298
Stock registration costs	7	-	675	-
Non-GAAP operating income	$17,286	$12,612	$59,696	$45,303

Non-GAAP operating margin	20.2%	17.7%	18.5%	17.5%

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Twelve Months Ended December 31, 2012 and 2011
(unaudited, in thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Non-GAAP net income:
Net income (loss)	$3,722	$241	$5,183	$(1,231)
Acquisition related deferred revenue adjustment	3	186	89	706
Amortization of intangible assets	5,447	4,720	19,498	18,006
Stock-based compensation expense	3,861	6,388	18,178	22,618
Acquisition related (income) expense	(94)	(334)	(350)	865
Litigation related expense	399	337	10,158	1,298
Loss on disposal of assets	181	-	568	398
Stock registration costs	7	-	675	-
Subtotal of tax deductible items	9,804	11,297	48,816	43,891

Tax impact of tax deductible items(1)	(3,922)	(4,519)	(19,526)	(17,556)
Tax expense resulting from applying effective tax rate(2)	620	147	458	366
Non-GAAP net income	$10,224	$7,166	$34,931	$25,470

Non-GAAP net income per share - diluted	$0.14	$0.10	$0.47	$0.36

Weighted average shares - diluted	74,960	72,287	74,002	68,480
Weighted average effect of dilutive securities	-	-	-	3,181
Non-GAAP weighted average shares - diluted	74,960	72,287	74,002	71,661

(1)Reflects the removal of the tax benefit associated with the amortization of intangible assets, stock-based compensation expense, Acquisition related deferred revenue adjustment and Acquisition related (income) expense.

(2)Represents adjusting to a normalized effective tax rate of 40%.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2012	2011	2012	2011
Annualized Non-GAAP on demand revenue per average on demand unit:
On demand revenue	$81,771	$66,695	$306,400	$239,436
Acquisition related deferred revenue adjustment	3	186	89	706
Non-GAAP on demand revenue	$81,774	$66,881	$306,489	$240,142

Ending on demand units	8,113	7,302	8,113	7,302
Average on demand units	7,968	7,188	7,625	6,574

Annualized Non-GAAP on demand revenue per average on demand unit	$41.05	$37.22	$40.20	$36.53

Annual customer value of on demand revenue(1)	$333,039	$271,780

(1)This metric represents management's estimate for the current annual run-rate value of on demand customer relationships. This metric is calculated by multiplying ending on demand units times annualized Non-GAAP on demand revenue per average on demand unit for the periods presented.

CONTACT:
RealPage, Inc.
Investor Relations
Rhett Butler, 972-820-3773
rhett.butler@realpage.com